UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 14, 2010

EnergyConnect Group, Inc.

(Exact name of Company as specified in its charter)

___________
(Commission File Number)

Oregon	93-0935149
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

901 Campisi Way, Suite 260
Campbell, CA 95008
(Address of principal executive offices, with zip code)

(408) 370-3311
(Company’s telephone number, including area code)
___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2010, William C. McCormick, a member of the board of directors of EnergyConnect Group, Inc. (the “Company”), notified the Company that he is resigning as the Company’s Chairman of the Board and from the Company’s board of directors effective September 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010	ENERGYCONNECT GROUP, INC.

	By:	/s/ Kevin R. Evans
	Name:	Kevin R. Evans
	Title:	President and Chief Executive Officer